UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 9, 2003

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 733-4000

Not Applicable

(Former name or former address if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7(c). Exhibits.
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events and Regulation FD Disclosure.

     On September 9, 2003, ABM Industries Incorporated issued a press release announcing that a quarterly dividend of $0.095 per share would be paid on November 3, 2003, to the record holders of common stock as of the close of business on October 13, 2003. A copy of the press release is attached as Exhibit 99.1, which is incorporated into this item by reference.

Item 7(c). Exhibits.

99.1	Press Release of ABM Industries Incorporated dated September 9, 2003, announcing the declaration of a dividend.

Item 12. Results of Operations and Financial Condition

     On September 9, 2003, ABM Industries Incorporated issued a press release announcing financial results related to the third quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.2, which is incorporated into this item by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated: September 9, 2003	By:	/s/ George B. Sundby

George B. Sundby Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of ABM Industries Incorporated dated September 9, 2003, announcing the declaration of a dividend.

99.2	Press Release of ABM Industries Incorporated dated September 9, 2003, announcing its earnings report for the third quarter of 2003.